Exhibit 99.2

Interval Leisure Group Announces Changes in Financial Reporting Segments

MIAMI—(BUSINESS WIRE)—February 24, 2015— Interval Leisure Group (Nasdaq: IILG) (“ILG”) today announced it has made changes to its financial reporting segments to align with its reorganized management reporting structure as a result of the acquisition of Hyatt Vacation Ownership (HVO).

The new reporting segments are: Exchange and Rental, and Vacation Ownership.

Exchange and Rental offers access to vacation accommodations and other travel-related transactions and services to leisure travelers, by providing vacation exchange services and vacation rentals, working with resort developers and operating vacation rental properties.

The Exchange and Rental operating segment consists of Interval International (referred to as Interval), the Hyatt Residence Club, and Trading Places International (known as TPI) operated exchange business, as well as Aston Hotels & Resorts, Inc. (referred to as Aston) and Aqua Hospitality, LLC (referred to as Aqua).

Vacation Ownership engages in the management of vacation ownership resorts; sales, marketing, and financing of vacation ownership interests; and related services to owners and associations. The Vacation Ownership operating segment consists of the management related lines of business of Vacation Resorts International (known as VRI), TPI, VRI Europe and HVO as well as the sales and financing of vacation ownership interests.

As of December 31, 2014, financial results for the company will reflect the realigned segment structure. Included with this press release is re-cast financial information for the first, second and third quarters of 2014 as well as four quarters of 2013 consistent with these realigned segments.

The Company will release its results for the fourth quarter and fiscal year ending December 31,  2014 on February 26th at 4:00 pm Eastern Time.

Exchange and Rental Financial Information

	QTD	QTD	QTD	YTD
Exchange and Rental	3/31/2014	6/30/2014	9/30/2014	9/30/2014

Revenue	$130,088	$116,802	$120,217	$367,107
Cost of sales	49,025	44,782	44,186	137,993
Gross profit	81,063	72,020	76,031	229,114
Selling and marketing expense	14,432	13,824	14,641	42,897
General and administrative expense	24,719	25,540	25,334	75,593
Amortization expense of intangibles	1,829	1,751	1,739	5,319
Depreciation expense	3,611	3,694	3,587	10,892
Operating income	36,472	27,211	30,730	94,413
Amortization expense of intangibles	1,829	1,751	1,739	5,319
Depreciation expense	3,611	3,694	3,587	10,892
Net income attributable to noncontrolling interest	(18)	—	(9)	(27)
Other non-operating income (expense), net	17	(279)	535	273
EBITDA	41,911	32,377	36,582	110,870
Non-cash compensation expense	2,479	2,261	2,423	7,163
Acquisition related and restructuring costs	351	988	385	1,724
Less: Other non-operating income (expense), net	(17)	279	(535)	(273)
Adjusted EBITDA	$44,724	$35,905	$38,855	$119,484

	QTD	QTD	QTD	QTD	YTD
Exchange and Rental	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013

Revenue	$122,018	$112,884	$106,543	$100,944	$442,389
Cost of sales	39,292	36,338	34,881	35,051	145,562
Gross profit	82,726	76,546	71,662	65,893	296,827
Selling and marketing expense	13,609	14,106	12,794	12,591	53,100
General and administrative expense	21,996	23,738	23,156	25,013	93,903
Amortization expense of intangibles	1,266	1,266	1,291	1,303	5,126
Depreciation expense	3,577	3,611	3,417	3,529	14,134
Operating income	42,278	33,825	31,004	23,457	130,564
Amortization expense of intangibles	1,266	1,266	1,291	1,303	5,126
Depreciation expense	3,577	3,611	3,417	3,529	14,134
Net (income) loss attributable to noncontrolling interest	(6)	1	(4)	9	—
Other non-operating income (expense), net	(348)	1,480	(70)	(635)	427
EBITDA	46,767	40,183	35,638	27,663	150,251
Non-cash compensation expense	2,414	2,418	2,440	2,469	9,741
Prior period item	—	(3,496)	—	—	(3,496)
Acquisition related and restructuring costs	212	(45)	389	452	1,008
Less: Other non-operating income (expense), net	348	(1,480)	70	635	(427)
Adjusted EBITDA	$49,741	$37,580	$38,537	$31,219	$157,077

2

Vacation Ownership Financial Information

	QTD	QTD	QTD	YTD
Vacation Ownership	3/31/2014	6/30/2014	9/30/2014	9/30/2014

Revenue	$26,953	$26,726	$26,466	$80,145
Cost of sales	14,826	14,979	14,808	44,613
Gross profit	12,127	11,747	11,658	35,532
Selling and marketing expense	136	(15)	159	280
General and administrative expense	6,719	5,711	6,005	18,435
Amortization expense of intangibles	1,137	1,144	1,140	3,421
Depreciation expense	182	182	178	542
Operating income	3,953	4,725	4,176	12,854
Amortization expense of intangibles	1,137	1,144	1,140	3,421
Depreciation expense	182	182	178	542
Net income attributable to noncontrolling interest	(961)	(1,034)	(800)	(2,795)
Other non-operating expense, net	(153)	(1)	(24)	(178)
EBITDA	4,158	5,016	4,670	13,844
Non-cash compensation expense	368	371	395	1,134
Acquisition related and restructuring costs	887	181	457	1,525
Less: Other non-operating expense, net	153	1	24	178
Adjusted EBITDA	$5,566	$5,569	$5,546	$16,681

	QTD	QTD	QTD	QTD	YTD
Vacation Ownership	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013

Revenue	$12,863	$12,099	$12,613	$21,251	$58,826
Cost of sales	7,084	7,083	7,110	12,671	33,948
Gross profit	5,779	5,016	5,503	8,580	24,878
Selling and marketing expense	125	167	158	172	622
General and administrative expense	4,309	4,488	4,230	5,644	18,671
Amortization expense of intangibles	746	629	658	974	3,007
Depreciation expense	87	85	82	143	397
Operating income (expense)	512	(353)	375	1,647	2,181
Amortization expense of intangibles	746	629	658	974	3,007
Depreciation expense	87	85	82	143	397
Net income attributable to noncontrolling interest	—	—	—	(565)	(565)
Other non-operating income (expense), net	(171)	(2)	5	—	(168)
EBITDA	1,174	359	1,120	2,199	4,852
Non-cash compensation expense	144	168	169	206	687
Prior period item	—	—	—	—	—
Acquisition related and restructuring costs	540	645	1,051	1,223	3,459
Less: Other non-operating income (expense), net	171	2	(5)	—	168
Adjusted EBITDA	$2,029	$1,174	$2,335	$3,628	$9,166

3

Consolidated Interval Leisure Group Financial Information

	QTD	QTD	QTD	YTD
Interval Leisure Group	3/31/2014	6/30/2014	9/30/2014	9/30/2014

Revenue	$157,041	$143,528	$146,683	$447,252
Cost of sales	63,851	59,761	58,994	182,606
Gross profit	93,190	83,767	87,689	264,646
Selling and marketing expense	14,568	13,809	14,800	43,177
General and administrative expense	31,438	31,251	31,339	94,028
Amortization expense of intangibles	2,966	2,895	2,879	8,740
Depreciation expense	3,793	3,876	3,765	11,434
Operating income	40,425	31,936	34,906	107,267
Amortization expense of intangibles	2,966	2,895	2,879	8,740
Depreciation expense	3,793	3,876	3,765	11,434
Net income attributable to noncontrolling interest	(979)	(1,034)	(809)	(2,822)
Other non-operating expense, net	(136)	(280)	511	95
EBITDA	46,069	37,393	41,252	124,714
Non-cash compensation expense	2,847	2,632	2,818	8,297
Acquisition related and restructuring costs	1,238	1,169	842	3,249
Less: Other non-operating expense, net	136	280	(511)	(95)
Adjusted EBITDA	$50,290	$41,474	$44,401	$136,165

	QTD	QTD	QTD	QTD	YTD
Interval Leisure Group	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013

Revenue	$134,881	$124,983	$119,156	$122,195	$501,215
Cost of sales	46,376	43,421	41,991	47,722	179,510
Gross profit	88,505	81,562	77,165	74,473	321,705
Selling and marketing expense	13,734	14,273	12,952	12,763	53,722
General and administrative expense	26,305	28,226	27,386	30,657	112,574
Amortization expense of intangibles	2,012	1,895	1,949	2,277	8,133
Depreciation expense	3,664	3,696	3,499	3,672	14,531
Operating income	42,790	33,472	31,379	25,104	132,745
Amortization expense of intangibles	2,012	1,895	1,949	2,277	8,133
Depreciation expense	3,664	3,696	3,499	3,672	14,531
Net income attributable to noncontrolling interest	(6)	1	(4)	(556)	(565)
Other non-operating income (expense), net	(519)	1,478	(65)	(635)	259
EBITDA	47,941	40,542	36,758	29,862	155,103
Non-cash compensation expense	2,558	2,586	2,609	2,675	10,428
Prior period item	—	(3,496)	—	—	(3,496)
Acquisition related and restructuring costs	752	600	1,440	1,675	4,467
Less: Other non-operating income (expense), net	519	(1,478)	65	635	(259)
Adjusted EBITDA	$51,770	$38,754	$40,872	$34,847	$166,243

4

CONFERENCE CALL

ILG will host a conference call on February 26th at 4:30 p.m. Eastern Time to discuss its results for the fourth quarter and full year 2014, with access via the Internet and telephone.

Investors and analysts may participate in the live conference call by dialing (866) 383-8009 (toll-free domestic) or (617) 597-5342 (international); Conference ID: 26944701. Please register at least 10 minutes before the conference call begins. A replay of the call will be available for 14 days via telephone starting approximately two hours after the call ends. The replay can be accessed at (888) 286-8010 (toll-free domestic) or (617) 801-6888 (international); Conference ID: 92132656. The webcast will be archived on Interval Leisure Group’s website for 90 days after the call.  A transcript of the call will also be available on the website www.iilg.com.

ABOUT INTERVAL LEISURE GROUP

Interval Leisure Group (ILG) is a leading global provider of non-traditional lodging, encompassing a portfolio of leisure businesses from exchange and vacation rental to vacation ownership. In its exchange and rental segment, Interval International and Trading Places International (TPI) offer vacation exchange and travel-related products to more than 2 million member families worldwide, while Hyatt Residence Club provides exchanges among its branded resorts in addition to its participation in the Interval Network. Aston Hotels & Resorts and Aqua Hospitality provide hotel and condominium rentals and resort management. In its vacation ownership segment, Vacation Resorts International, VRI Europe, Hyatt Vacation Ownership (HVO) and TPI provide management services to timeshare resorts and clubs, as well as homeowners’ associations. HVO also sells, markets, and finances vacation ownership interests. ILG through its subsidiaries independently owns and manages the Hyatt Residence Club program and uses the Hyatt Vacation Ownership name and other Hyatt marks under license from affiliates of Hyatt Hotels Corporation. Headquartered in Miami, Florida, ILG has offices in 16 countries and more than 6,000 employees. For more information, visit www.iilg.com.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, relating to: our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.

Actual results could differ materially from those contained in the forward-looking statements included herein for a variety of reasons, including, among others: adverse trends in economic conditions generally or in the vacation ownership, vacation rental and travel industries; adverse changes to, or interruptions in, relationships with third parties; lack of available financing for, or insolvency of developers; consolidation of developers; decreased demand from prospective purchasers of vacation interests; travel related health concerns; changes in our senior management; regulatory changes; our ability to compete effectively and successfully add new products and services; our ability to successfully manage and integrate acquisitions; the occurrence of a change of control event under the master license agreement with Hyatt; our failure to comply with designated Hyatt® brand standards with respect to the operation of the Hyatt Vacation Ownership business; our ability to market vacation ownership interests successfully and efficiently; impairment of assets; the restrictive covenants in our revolving credit facility; adverse events or trends in key vacation destinations; business interruptions in connection with our technology systems; ability of managed homeowners associations to collect sufficient maintenance fees; third parties not repaying advances or extensions of credit; and our ability to expand successfully in international markets and manage risks specific to international operations. Certain of these and other risks and uncertainties are discussed in our filings with the SEC. Other unknown or unpredictable factors that could also adversely affect our business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, the forward-looking statements discussed in this release may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of our management as of the date of this press release. Except as required by applicable law, ILG does not undertake to update these forward-looking statements.

GLOSSARY OF TERMS

Acquisition related and restructuring costs - Represent transaction fees, costs incurred in connection with performing due diligence, subsequent adjustments to our initial estimate of contingent consideration obligations associated with business acquisitions, and other direct costs related to acquisition activities. Additionally, this item includes certain restructuring charges primarily related to workforce reductions and estimated costs of exiting contractual commitments.

Adjusted EBITDA - EBITDA, excluding, if applicable: (1) non-cash compensation expense, (2) goodwill and asset impairments, (3) acquisition related and restructuring costs, (4) other non-operating income and expense (including loss on extinguishment of debt), (5) the impact of correcting prior period items, and (6) other special items. The Company’s presentation of adjusted EBITDA may not be comparable to similarly-titled measures used by other companies.

EBITDA - Net income attributable to common stockholders excluding, if applicable: (1) non-operating interest income and interest expense, (2) income taxes, (3) depreciation expense, and (4) amortization expense of intangibles.

Interval Leisure Group

Investor Contact:

Jennifer Klein, 305-925-7302

Investor Relations

Jennifer.Klein@iilg.com

Or

Media Contact:

Christine Boesch, 305-925-7267

Corporate Communications

Chris.Boesch@iilg.com